UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2013

EpiCept Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2013, EpiCept Corporation ("EpiCept"), EpiCept Israel Ltd. and Immune Pharmaceuticals Ltd. ("Immune") executed an amendment to the Merger Agreement and Plan of Reorganization that they signed on November 7, 2012. The amendment changes the delivery date for Immune to provide its audited financial statements, to May 15, 2013. The amendment also changes the outside date for completion of the Merger to September 15, 2013.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 4 to Merger Agreement and Plan of Reorganization, dated as of June 17, 2013, by and among EpiCept Corporation, Epicept Israel Ltd. and Immune Pharmaceuticals Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EpiCept Corporation

June 19, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Interim President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4 to Merger Agreement and Plan of Reorganization, dated as of June 17, 2013, by and among EpiCept Corporation, Epicept Israel Ltd. and Immune Pharmaceuticals Ltd.